                                                                 EXHIBIT (a)(19)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the action you should take, you are recommended to seek advice from your own appropriately authorized independent financial advisor.

N M Rothschild & Sons Limited ("Rothschilds") is acting for Atlantic Richfield Company ("ARCO") and ARCO Irish Holdings Inc. ("ARCO Irish Holdings") in relation to the Final Offer and no one else, and will not be responsible to anyone other than ARCO and ARCO Irish Holdings for providing the protections afforded to customers of Rothschilds nor for providing advice in relation to the Final Offer. Rothschilds is acting through Rothschild Inc. for the purpose of making the Final Offer in the United States.

If you have sold or otherwise transferred all your American Depositary Shares ("Aran ADSs") of Aran Energy plc ("Aran"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. However, such documents should not be distributed, forwarded or transmitted in or into Australia, Canada or Japan.

This Revised Letter should be read in conjunction with the offer document dated August 25, 1995 (the "Original Offer Document") and the accompanying final offer document dated October 9, 1995 (together with the disclosure document dated October 9, 1995, the "Final Offer Document"). The definitions used in the Original Offer Document and Final Offer Document also apply, where the context requires, in this Revised Letter.

-------------------------------------------------------------------------------

                         REVISED LETTER OF TRANSMITTAL
           TO ACCEPT THE FINAL OFFER FOR AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS
                                      OF
                                ARAN ENERGY plc
          PURSUANT TO THE FINAL OFFER DOCUMENT DATED OCTOBER 9, 1995
                                      BY
                         N M ROTHSCHILD & SONS LIMITED
                                 ON BEHALF OF
                           ARCO IRISH HOLDINGS INC.
                      (A WHOLLY OWNED SUBSIDIARY OF ARCO)

--------------------------------------------------------------------------------
 THE FINAL OFFER IS OPEN FOR ACCEPTANCE UNTIL 1:00 P.M. (DUBLIN AND LONDON
 TIME), 9:00 A.M. (NEW YORK CITY TIME), ON OCTOBER 24, 1995 (THE "INITIAL PERIOD") UNLESS EXTENDED (IN ACCORDANCE WITH THE TERMS THEREOF). AT THE CONCLUSION OF THE INITIAL PERIOD OR ON OR BEFORE THE CONCLUSION OF ANY EXTENSION THEREOF AND ON THE SATISFACTION OR, WHERE PERMITTED, WAIVER OF
 THE CONDITION(S) TO THE FINAL OFFER, THE PURCHASE OF ALL ARAN SECURITIES
 IN RESPECT OF WHICH THE FINAL OFFER HAS BEEN VALIDLY ACCEPTED AND NOT
 WITHDRAWN WILL TAKE PLACE, AND THE FINAL OFFER WILL BE EXTENDED FOR A SUBSEQUENT PERIOD OF AT LEAST FOURTEEN CALENDAR DAYS. PRIOR TO THE FINAL
 OFFER BECOMING OR OTHERWISE BEING DECLARED UNCONDITIONAL IN ALL RESPECTS, ACCEPTING ARAN SECURITYHOLDERS WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCES IN RESPECT THEREOF. HOWEVER, IN THE EVENT OF THE FINAL OFFER BECOMING OR BEING DECLARED UNCONDITIONAL IN ALL RESPECTS, NO RIGHTS OF WITHDRAWAL WILL BE AVAILABLE TO ACCEPTING ARAN SECURITYHOLDERS IN THE SUBSEQUENT PERIOD DURING WHICH THE FINAL OFFER REMAINS OPEN FOR
 ACCEPTANCE. ACCEPTANCES SHOULD BE DISPATCHED AS SOON AS POSSIBLE AND IN
 ANY EVENT SO AS TO BE RECEIVED NOT LATER THAN 1:00 P.M. (DUBLIN AND LONDON
 TIME), 9:00 A.M. (NEW YORK CITY TIME) ON OCTOBER 24, 1995.
--------------------------------------------------------------------------------

                  TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                 US DEPOSITARY
      By Mail:            By Facsimile Transmission               By Hand or
                      (for Eligible Institutions only):       Overnight Courier:

     Suite 4660           Fax: (201) 222-4720 or 4721            Suite 4680
    P.O. Box 2559                                              14 Wall Street
Jersey City, NJ 07303        For Information Call:              Eighth Floor
                                                             New York, NY 10005
                          (800) 659-6111 (Toll Free)
                                      or
                                (201) 324-0137

   DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OR TELEX NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS ACCOMPANYING THIS REVISED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS REVISED LETTER OF TRANSMITTAL IS COMPLETED.

   ACCEPTING HOLDERS OF ARAN ADSs WILL RECEIVE PAYMENT IN DOLLARS INSTEAD OF IRISH POUNDS UNLESS THEY ELECT OTHERWISE HEREIN TO RECEIVE PAYMENT IN IRISH POUNDS OR POUNDS STERLING. IF YOU WISH TO RECEIVE IRISH POUNDS INSTEAD OF DOLLARS YOU MUST PLACE A "X" IN THE BOX ENTITLED "IRISH POUNDS PAYMENT ELECTION." IF YOU WISH TO RECEIVE POUNDS STERLING INSTEAD OF DOLLARS YOU MUST PLACE A "X" IN THE BOX ENTITLED "POUNDS STERLING PAYMENT ELECTION."

   ACCEPTANCE OF THE FINAL OFFER IN RESPECT OF ARAN SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY ARAN ADSs) CANNOT BE MADE BY MEANS OF THIS REVISED LETTER OF TRANSMITTAL. If you hold Aran shares that are not represented by Aran ADSs, you can obtain a Form of Acceptance for accepting the Final Offer in respect of those Aran shares from the Irish Receiving Agent, the US Depositary and the UK Receiving Agent. See Instruction 13 of this Revised Letter of Transmittal.

   Delivery of a Revised Letter of Transmittal, Aran American Depositary Receipts evidencing Aran ADSs ("Aran ADRs") (or book-entry transfer of such Aran ADSs) and any other required documents to the US Depositary by Aran ADSs holders will be deemed (without any further action by the US Depositary) to constitute an acceptance of the Final Offer by such holder with respect to such Aran ADSs subject to the terms and conditions set out in the Final Offer Document and this Revised Letter of Transmittal. Capitalised terms and certain other terms used in this Revised Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Final Offer Document and, as applicable, the Original Offer Document.

   Holders of Aran ADSs who wish to accept the Final Offer should use (i) either this Revised Letter of Transmittal or the Letter of Transmittal accompanying the Original Offer Document and (ii) if such tendering holders wish to use the guaranteed delivery procedures set forth in the Final Offer, either the Revised Notice of Guaranteed Delivery or the Notice of Guaranteed Delivery accompanying the Original Offer Document. TENDERS OF ARAN ADSs PURSUANT TO THE LETTER OF TRANSMITTAL ACCOMPANYING THE ORIGINAL OFFER DOCUMENT SHALL BE DEEMED TO CONSTITUTE AN ACCEPTANCE OF THE FINAL OFFER IN RESPECT OF ALL SUCH ADSs AT THE APPLICABLE PRICE DETERMINED AS DESCRIBED IN THE FINAL OFFER DOCUMENT. THIS REVISED LETTER OF TRANSMITTAL PERMITS A TENDERING HOLDER OF ARAN ADSs TO ELECT, BY COMPLETING THE APPROPRIATE BOX(ES) BELOW, EITHER (i) TO ACCEPT THE FINAL OFFER IN RESPECT OF ALL OR SOME OF SUCH HOLDER'S ARAN ADSs AT THE APPLICABLE PRICE DETERMINED AS DESCRIBED IN THE FINAL OFFER DOCUMENT,
(ii) TO ACCEPT THE FINAL OFFER ONLY IF THE STATOIL/CONNEMARA PROPOSAL (BEING THE PROPOSED FARM-OUT OF AN AGGREGATE 47.5% INTEREST IN THE CONNEMARA LEASE UNDERTAKING BY ARAN SERVICING LIMITED TO STATOIL (U.K.) LIMITED ("STATOIL")) IS VOTED DOWN BY THE ARAN SHAREHOLDERS AT THE EXTRAORDINARY GENERAL MEETING OF ARAN SHAREHOLDERS CONVENED FOR OCTOBER 23, 1995 OR AT ANY ADJOURNMENT THEREOF (THE "ARAN MEETING") (I.E., ONLY AT THE HIGHER PRICE) OR ONLY IF THE STATOIL/CONNEMARA PROPOSAL IS APPROVED (I.E., ONLY AT THE LOWER PRICE) OR
(iii) TO ACCEPT THE FINAL OFFER IN RELATION TO A DIFFERENT NUMBER OF ARAN ADSs DEPENDING ON WHETHER THE STATOIL/CONNEMARA PROPOSAL IS OR IS NOT APPROVED BY THE ARAN SHAREHOLDERS AT THE ARAN MEETING.

  Withdrawals of previous tenders of Aran ADSs pursuant to Letters of Transmittal may be made in writing or by facsimile transmission to the U.S. Depositary at the addresses and facsimile copy number set forth below in accordance with the procedures set forth in the Final Offer Document and the Original Offer Document. Delivery of a properly completed and duly executed Revised Letter of Transmittal in accordance with the procedures set forth in the Final Offer Document and the Original Offer Document will automatically constitute a revocation of any Letter of Transmittal previously delivered by the tendering Aran ADS holder.

   This Revised Letter of Transmittal is to be used either if Aran ADRs evidencing Aran ADSs are to be forwarded herewith or if delivery of Aran ADSs is to be made by book-entry transfer to an account maintained by the US Depositary at a Book-Entry Transfer Facility as defined in and pursuant to the procedures for book-entry transfer set forth in "Acceptance Procedures for Holders of Aran ADSs--Book-Entry Transfer Facilities" in Part B of Appendix 1 to the Original Offer Document, as amended, as applicable, by the Final Offer Document. Holders of Aran ADSs who deliver a Revised Notice of Guaranteed Delivery to accept the Final Offer must, inter alia, effect the deliveries described below within three trading days after the execution of such Revised Notice.

[_] CHECK BOX IF ARAN ADSs IN RESPECT OF WHICH THE FINAL OFFER IS BEING
    ACCEPTED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE US DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER ARAN ADSs BY BOOK-ENTRY TRANSFER):

    Name of Delivering Institution ____________________________

    Check box opposite name of relevant Book-Entry Transfer Facility:

    [_] The Depositary Trust Company

    [_] Midwest Securities Trust Company

    [_] Philadelphia Depositary Trust Company

    Account Number __________       Transaction Code Number _______

    If a holder of Aran ADSs wishes to accept the Final Offer and Aran ADRs evidencing such ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary prior to the expiry of the Final Offer, such holder's acceptance of the Final Offer may nevertheless be effected using the guaranteed delivery procedures. See "Acceptance Procedures for Holders of Aran ADSs--Guaranteed delivery procedures" in Part B of Appendix 1 to the Original Offer Document, as amended, as applicable, by the Final Offer Document. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A REVISED NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

[_] CHECK BOX ONLY IF ARAN ADSs IN RESPECT OF WHICH THE OFFER IS BEING
    ACCEPTED ARE BEING DELIVERED PURSUANT TO A REVISED NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of registered owner(s) ____________________

    Date of execution of Revised Notice of Guaranteed Delivery _________________

    Name of Institution that guaranteed delivery _________

    IF DELIVERY BY BOOK-ENTRY TRANSFER CHECK BOX:

    [_] The Depository Trust Company
    [_] Midwest Securities Trust Company
    [_] Philadelphia Depository Trust Company

    Account Number __________       Transaction Code ________

  IN CONNECTION WITH THE DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL, (i) BOX 1 OR (ii) BOX 2 AND/OR BOX 3 SHOULD BE COMPLETED. IT IS IMPORTANT THAT YOU READ THE FOLLOWING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE APPROPRIATE BOX(ES). PLEASE NOTE THAT, IF YOU SUBMIT THIS REVISED LETTER OF TRANSMITTAL, DULY EXECUTED, AND FAIL TO MAKE ANY ELECTION REGARDING THE BASIS ON WHICH YOU ARE ACCEPTING THE FINAL OFFER, YOU WILL BE DEEMED TO HAVE ACCEPTED THE FINAL OFFER IN RESPECT OF ALL ARAN ADSs TENDERED HEREBY AT THE APPLICABLE PRICE DETERMINED AS DESCRIBED IN THE FINAL OFFER DOCUMENT.

--------------------------------------------------------------------------------
                    INSTRUCTIONS FOR BOXES 1, 2 AND 3 BELOW
   IN ADDITION TO SIGNING THIS REVISED LETTER OF TRANSMITTAL IN THE SPACE PROVIDED HEREIN FOR SUCH SIGNATURE(S) AND COMPLYING WITH ALL OTHER
 INSTRUCTIONS CONTAINED HEREIN, PLEASE COMPLY WITH THE FOLLOWING WITH
 RESPECT TO BOXES 1, 2 AND 3 BELOW:
 1. IF YOU WISH TO ACCEPT THE FINAL OFFER IN RESPECT OF THE SAME NUMBER OF
    ARAN ADSs WHETHER OR NOT THE STATOIL/CONNEMARA PROPOSAL IS APPROVED, COMPLETE BOX 1 WITH, AMONG OTHER THINGS, THE NUMBER OF ARAN ADSs IN
    RESPECT OF WHICH YOU WISH TO ACCEPT THE FINAL OFFER. IN SUCH CASE, DO
    NOT COMPLETE BOXES 2 AND 3.
 2. IF YOU WISH TO ACCEPT THE FINAL OFFER ONLY IF THE STATOIL/CONNEMARA
    PROPOSAL IS NOT APPROVED, COMPLETE BOX 2 WITH, AMONG OTHER THINGS, THE NUMBER OF ARAN ADSs IN RESPECT OF WHICH YOU WISH TO ACCEPT THE FINAL
    OFFER.
 3. IF YOU WISH TO ACCEPT THE FINAL OFFER ONLY IF THE STATOIL/CONNEMARA
    PROPOSAL IS APPROVED, COMPLETE BOX 3 WITH, AMONG OTHER THINGS, THE
    NUMBER OF ARAN ADSs IN RESPECT OF WHICH YOU WISH TO ACCEPT THE FINAL
    OFFER.
 4. IF YOU WISH TO ACCEPT THE FINAL OFFER IN RELATION TO A DIFFERENT
    NUMBER OF ARAN ADSs DEPENDING ON WHETHER THE STATOIL/CONNEMARA
    PROPOSAL IS OR IS NOT APPROVED, (i) COMPLETE BOX 2 WITH, AMONG OTHER
    THINGS, THE NUMBER OF ARAN ADSs IN RESPECT OF WHICH YOU WISH TO ACCEPT
    THE FINAL OFFER IF THE STATOIL/CONNEMARA PROPOSAL IS NOT APPROVED AND
    (ii) COMPLETE BOX 3 WITH, AMONG OTHER THINGS, THE NUMBER OF ARAN ADSs
    IN RESPECT OF WHICH YOU WISH TO ACCEPT THE FINAL OFFER IF THE STATOIL/CONNEMARA PROPOSAL IS APPROVED.

 INCOMPLETE OR INACCURATE ACCEPTANCES: IF YOU DO NOT INSERT A NUMBER IN ANY OF BOXES 1, 2 OR 3 YOU WILL BE DEEMED TO HAVE ACCEPTED THE FINAL OFFER IN RESPECT OF YOUR ENTIRE REGISTERED HOLDING OF ARAN ADSs WHETHER OR NOT THE STATOIL/CONNEMARA PROPOSAL IS APPROVED. IF YOU INSERT IN ANY OF BOXES 1, 2 OR 3 A NUMBER GREATER THAN YOUR ENTIRE REGISTERED HOLDING OF ARAN ADSs, YOU WILL BE DEEMED TO HAVE INSERTED INSTEAD THE NUMBER EQUAL TO YOUR ENTIRE REGISTERED HOLDING.

--------------------------------------------------------------------------------------------------------
BOX 1              ACCEPTANCE OF FINAL OFFER WHETHER OR NOT
                  THE STATOIL/CONNEMARA PROPOSAL IS APPROVED
 -------------------------------------------------------------------------------------------------------
                         DESCRIPTION OF ACCEPTING ADSs
--------------------------------------------------------------------------------------------------------

  INSERT NAME(S) AND ADDRESS(ES) OF                               ACCEPTING ADSs
  REGISTERED HOLDER(S)                                (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------
                                      ACCEPTING ADR          TOTAL NUMBER OF        NUMBER OF ACCEPTING
                                      SERIAL NUMBER(S)*      ACCEPTING ADSs         ADSs**
                                                             EVIDENCED BY ADRs*
                          ------------------------------------------------------------------------------
                          ------------------------------------------------------------------------------
                          ------------------------------------------------------------------------------
========================================================================================================
BOX 2                             ACCEPTANCE OF FINAL OFFER
                          IF THE STATOIL/CONNEMARA PROPOSAL IS NOT APPROVED
--------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF ACCEPTING ADSs
--------------------------------------------------------------------------------------------------------
  INSERT NAME(S) AND ADDRESS(ES) OF                               ACCEPTING ADSs
  REGISTERED HOLDER(S)                                (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------
                                      ACCEPTING ADR          TOTAL NUMBER OF        NUMBER OF ACCEPTING
                                      SERIAL NUMBER(S)*      ACCEPTING ADSs         ADSs**
                                                             EVIDENCED BY ADRs*
                          -----------------------------------------------------------------------------
                          -----------------------------------------------------------------------------
                          -----------------------------------------------------------------------------
=======================================================================================================
BOX 3                            ACCEPTANCE OF FINAL OFFER
                      IF THE STATOIL/CONNEMARA PROPOSAL IS APPROVED
-------------------------------------------------------------------------------------------------------
                             DESCRIPTION OF ACCEPTING ADSs
-------------------------------------------------------------------------------------------------------
  INSERT NAME(S) AND ADDRESS(ES) OF                               ACCEPTING ADSs
  REGISTERED HOLDER(S)                                (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------
                                      ACCEPTING ADR          TOTAL NUMBER OF        NUMBER OF ACCEPTING
                                      SERIAL NUMBER(S)*      ACCEPTING ADSs         ADSs**
                                                             EVIDENCED BY ADRs*
                          -----------------------------------------------------------------------------
                          -----------------------------------------------------------------------------
                          -----------------------------------------------------------------------------
=======================================================================================================

  * Need not be completed by Book-Entry Securityholders.
 ** Unless otherwise indicated, it will be assumed that the Final Offer is being accepted in respect of all Aran ADSs delivered to the US Depositary. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby instructs the US Depositary to accept the Final Offer on behalf of the undersigned with respect to the Aran ADSs (which expression in this Revised Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Aran shares represented thereby) specified in the applicable box(es) entitled "Description of Accepting ADSs", subject to the terms and conditions set forth in the Original Offer Document, the Final Offer Document and this Revised Letter of Transmittal, by informing ARCO Irish Holdings in writing that the Final Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Revised Letter of Transmittal, the Aran ADSs evidencing tendered Aran ADSs (or book-entry transfer of such Aran ADSs) and any other required documents to the US Depositary by a holder of Aran ADSs will be deemed (without any further action by the US Depositary) to constitute acceptance of the Final Offer by such holder in respect of such holder's Aran ADSs, subject to the terms and conditions set out in the Original Offer Document, the Final Offer Document and this Revised Letter of Transmittal.

   The undersigned understands that acceptance of the Final Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto will constitute a binding agreement between the undersigned and ARCO Irish Holdings upon the terms and subject to the conditions of the Final Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE ARAN ADSs THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE ARAN SHARES REPRESENTED BY SUCH ARAN ADSs MAY NOT BE MADE.

   The undersigned hereby delivers to the US Depositary the above-described Aran ADSs for which the Final Offer is being accepted, in accordance with the terms and conditions of the Original Offer Document, the Final Offer Document and this Revised Letter of Transmittal, receipt of which is hereby acknowledged.

   Upon the terms of the Final Offer (including, if the Final Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that the conditions to the Final Offer have been satisfied or, where permitted, waived (at which time ARCO Irish Holdings will give notice thereof to the US Depositary), the undersigned hereby sells, assigns and transfers to, or upon the order of, ARCO Irish Holdings all right, title and interest in and to all Aran ADSs with respect to which the Final Offer is being accepted (and any and all Aran ADSs or other securities or rights issuable in respect of such Aran ADSs) and irrevocably constitutes and appoints the US Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Aran ADSs (and any such other Aran ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such Aran ADSs (and any such other Aran ADSs, securities or rights) or accept transfer of ownership of such Aran ADSs (and any such other Aran ADSs, securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, ARCO Irish Holdings, (b) present such Aran ADRs (and any other Aran ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Aran ADSs (and any such other Aran ADSs, securities or rights), all in accordance with the terms of the Final Offer.

   The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the US Depositary shall constitute an authority to any director of ARCO Irish Holdings or Rothschilds and to ARCO Irish Holdings or Rothschilds and/or their respective agents in accordance with the terms of Section 7 of Part B of Appendix l of the Original Offer Document (Revised Offer and Reduction of the Acceptance Condition), as amended, as applicable, by the Final Offer Document.

   The undersigned agrees that effective from and after the date hereof or, if later, the date on which the Final Offer becomes unconditional (or if the Final Offer will become unconditional or lapse immediately upon the outcome of the resolution in question or in such other circumstances as ARCO Irish Holdings may request and the Panel may permit), (a) ARCO Irish Holdings or its agents shall be entitled to direct the exercise of any votes attaching to the Aran Shares represented by any Aran ADSs in respect of which the Final Offer has been accepted or is deemed to have been accepted (the "Accepting ADSs") and any or all other rights and privileges attaching to such Aran ADSs, including any right to requisition the convening of a general meeting or separate class meeting of Aran, and (b) the execution of this Revised Letter of Transmittal by a holder of Aran ADSs (together with any signature guarantees) and its delivery to the US Depositary shall constitute in respect of Accepting ADSs (i) an authority to Aran or its agents from the undersigned to send any notice, circular, warrant, document or other communications that may be required to be sent to him or her as an Aran ADS holder to ARCO Irish Holdings at its principal office, (ii) an authority to ARCO Irish Holdings or any director of ARCO Irish Holdings or any person appointed by such person for such purpose to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of Accepting ADSs and/or to execute a form of proxy in respect of the Accepting ADSs appointing any person nominated by ARCO Irish Holdings to attend general meetings and separate class meetings of Aran and any adjournment thereof and to exercise the votes attaching to the Aran shares represented by such Accepting ADSs on his or her behalf, such votes to be cast (where relevant) so far as possible to satisfy or to assist directly or indirectly in satisfying any outstanding condition of the Final Offer,
(iii) the agreement of the undersigned not to exercise any such rights without the consent of ARCO Irish Holdings and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend general meetings or separate class meetings of Aran in respect of such Accepting ADSs, (iv) confirmation that the undersigned (1) has not received or sent copies of this Revised Letter of Transmittal or any related document in, into or from Australia, Canada or Japan, (2) is accepting the Final Offer from outside Australia, Canada and Japan, (3) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent or fiduciary is an authorised employee of such principal or such principal has given any instructions with respect to the Final Offer from outside Australia, Canada and Japan and (4) is entitled to sell and transfer the beneficial ownership of the Accepting ADSs and that such Accepting ADSs are sold fully paid and free from all liens, equitable interests, charges, and encumbrances and together with all rights attaching thereto since (and including) August 21, 1995 including voting rights and the right to all dividends and other distributions declared, made or paid on or after August 21, 1995.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Final Offer and to sell, assign and transfer the Aran ADSs (and the Aran shares represented by such Aran ADSs) in respect of which the Final Offer is being accepted or deemed to be accepted (and any and all other Aran ADSs, securities or rights issued or issuable in respect of such Aran ADSs) and, when the same are purchased by ARCO Irish Holdings, ARCO Irish Holdings will acquire good title thereto, free from all liens, equitable interests, charges, and encumbrances and together with all rights attaching thereto, including voting rights and the right to receive all dividends and other distributions declared, made or paid on or after August 21, 1995 with respect to the Aran shares represented by the Aran ADSs. The undersigned will, upon request, execute any additional documents deemed by the US Depositary or ARCO Irish Holdings to be necessary or desirable to complete the sale, assignment and transfer of the Aran ADSs in respect of which the Final Offer is being accepted (and any and all other Aran ADSs, securities or rights).

   All authority herein conferred or agreed to be conferred pursuant to this Revised Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated herein, in the Original Offer Document and the Final Offer Document, this acceptance is irrevocable.

   Unless otherwise indicated herein under "Special Payment Instructions", the undersigned hereby instructs the US Depositary to issue, or cause to be issued, the check for the purchase price in the name(s) of the registered holder(s) appearing under "Description of Accepting ADSs" in Box(es) 1, 2 and/or 3 above, as applicable. Similarly, unless otherwise indicated under "Special Delivery Instructions", the undersigned hereby instructs the US Depositary to mail, or cause to be mailed, the checks for the purchase price and/or return, or cause to be returned, any Aran ADRs evidencing Aran ADSs in respect of which the Final Offer is not being accepted (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Accepting ADSs" in Boxes 1, 2 and/or 3, as applicable. In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the US Depositary to issue and/or mail, or cause to be issued and/or mailed, the checks for the purchase price, if any, in the name of, and to, the person or persons so indicated. In the case of a book-entry delivery of Aran ADSs, the undersigned hereby instructs the US Depositary to credit the account maintained at the Book-Entry Transfer Facility indicated above with any Aran ADSs not accepted for payment.

   If neither the Box headed "Irish Pounds Payment Election" nor the Box headed "Pounds Sterling Payment Election" is checked, the undersigned hereby instructs the US Depositary to convert all amounts payable pursuant to the Final Offer from Irish pounds to U.S. dollars at the noon buying rate in London for cable transfers prevailing on the latest practicable business day preceding the dispatch of payment as certified by The Royal Bank of Scotland plc and to pay such amounts by check payable in U.S. dollars. The actual amount of U.S. dollars or pounds sterling received will depend upon the exchange rate prevailing on the latest practicable date preceding the date on which payment is made by ARCO Irish Holdings. Aran securityholders should also be aware that the exchange rate which is prevailing at the date on which the undersigned executes this Revised Letter of Transmittal may be different from that on the date of despatch of payment by ARCO Irish Holdings. In all cases, fluctuations in the US dollar/Irish pound and pounds sterling/Irish pounds exchange rates are at the risk of accepting Aran securityholders who do not elect to receive their consideration in Irish pounds. Such currency exchange will be effected by the US Depositary on behalf of the requesting Aran securityholder and ARCO Irish Holdings shall have no responsibility or obligation with respect thereto.

   SUBJECT TO THE TERMS OF THE ORIGINAL OFFER DOCUMENT AND THE FINAL OFFER DOCUMENT, THIS REVISED LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE FINAL OFFER SHALL NOT BE MADE, UNTIL THE ARAN ADRs EVIDENCING THE ARAN ADSs IN RESPECT OF WHICH THE FINAL OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US DEPOSITARY AS PROVIDED IN THE ORIGINAL OFFER DOCUMENT, THE FINAL OFFER DOCUMENT AND THIS REVISED LETTER OF TRANSMITTAL.

--------------------------------------------------------------------------------

                                   SIGN HERE
            (ALSO COMPLETE SUBSTITUTE FORM W-9 ON LAST PAGE OF TEXT)
     ______________________________________________________________

     ______________________________________________________________
                           (Signature(s) of Owner(s))

     Dated: _______________________________________________________

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on Aran ADR(s) evidencing the Aran ADS(s) or by person(s) to whom Aran ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)
     Name(s) ______________________________________________________

     ______________________________________________________________
                                 (Please Print)

     Capacity (Full Title) ________________________________________

     Address ______________________________________________________

     ______________________________________________________________
                              (Including Zip Code)

     Area Code and Telephone No. __________________________________

     Employer Identification No.
     or Social Security No. _______________________________________

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

     Authorised Signature _________________________________________

     Name _________________________________________________________
                                 (Please Print)

     Name of Firm _________________________________________________

     Address ______________________________________________________

     ______________________________________________________________
                              (Including Zip Code)

     Area Code and Telephone No. __________________________________

     Dated: _______________________________________________________

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
   [_] CHECK HERE IF ANY OF THE ARAN ADRs REPRESENTING ARAN ADSs THAT YOU
       OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.

       Number of Aran ADSs represented by the lost, stolen or destroyed Aran ADRs:_________
-----------------------------------------------------------------------------

-----------------------------------   -----------------------------------
    SPECIAL PAYMENT INSTRUCTIONS        SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)     (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   [_] Check box ONLY if the check      Check boxes ONLY if the check
   for the purchase price for           for the purchase price for
   Aran ADSs accepted for               Aran ADSs accepted for
   payment is to be issued in           payment and/or the Aran ADRs
   the name of someone other            for any Aran ADSs with
   than the undersigned.                respect to which the Final
                                        Offer is not being accepted
                                        or which are accepted for
                                        payment are to be sent to
                                        someone other than the
                                        undersigned, or to the
                                        undersigned at an address
                                        other than that shown above.

                                        Mail [_] Check
                                             [_] ADRs to:

   Name _________________________        Name _________________________
   (Please Print: First, Middle and      (Please Print: First, Middle and
   Last Name)                            Last Name)
   Address ______________________        Address ______________________

   ------------------------------        ------------------------------
        (Including Zip Code)                  (Including Zip Code)
   (Employer Identification or
   Social Security No.) _________
----------------------------------    -----------------------------------


                    ---------------------------------
                         POUNDS STERLING OR IRISH
                         POUNDS PAYMENT ELECTION
                           (SEE INSTRUCTION 8)

                      Check appropriate Box below
                      ONLY if you wish to receive
                      all (but not part) of the
                      amounts to be paid by a check
                      or checks in pounds sterling
                      or Irish pounds. If you do
                      not check a Box, you will
                      receive payment by a check or
                      checks in US dollars. If you
                      check the "Irish Pounds
                      Payment Election" Box, you
                      will receive the Irish pound
                      amounts payable to you. If
                      you do not check either Box
                      or you check the "Pounds
                      Sterling Payment Election"
                      box, ARCO Irish Holdings will
                      arrange for the conversion of
                      the Irish pound amounts
                      payable to you to US dollars
                      or pounds sterling, as the
                      case may be, at the noon
                      buying rate in London for
                      transfers in Irish pounds
                      prevailing on the latest
                      practicable business day
                      preceding the dispatch of
                      payment as certified by The
                      Royal Bank of Scotland plc.

                      [_] Pounds Sterling Payment
                          Election

                      [_] Irish Pounds Payment
                          Election
                    ---------------------------------

                                  INSTRUCTIONS

          FORMING PART OF THE TERMS AND CONDITIONS OF THE FINAL OFFER

   1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the Revised Letter of Transmittal if (a) the Revised Letter of Transmittal is signed by the registered holder(s) of the Aran ADSs in respect of which the Final Offer is being accepted herewith and such holder(s) have not completed either the Box entitled "Special Payment Instructions" or the Box entitled "Special Delivery Instructions" on this Revised Letter of Transmittal or (b) such Aran ADSs are accepted for the account of an Eligible Institution. In all other cases, all signatures on this Revised Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program, or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

   If the Aran ADSs are registered in the name of a person other than the signatory of the Revised Letter of Transmittal, then the Aran ADRs evidencing the Aran ADSs in respect of which the Final Offer is being accepted must be endorsed or accompanied by appropriate stock powers, signed exactly as the name or names of the registered owner or owners appear on the Aran ADRs, with the signatures on such Aran ADRs or stock powers guaranteed as aforesaid. See Instruction 5.

   2. DELIVERY OF REVISED LETTER OF TRANSMITTAL AND ADSs. This Revised Letter of Transmittal is to be completed by holders either if Aran ADRs evidencing Aran ADSs are to be forwarded herewith or if delivery is to be made by book-entry transfer to an account maintained by the US Depositary at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set out in "Acceptance Procedures for Holders of Aran ADSs--Book-Entry Transfer Facilities" in Part B of Appendix 1 to the Original Offer Document, as amended, as applicable, by the Final Offer Document. Aran ADRs evidencing Aran ADSs or confirmation of any book-entry transfer into the US Depositary's account at a Book-Entry Transfer Facility of Aran ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal or Revised Letter of Transmittal (or facsimiles thereof), together with any required signature guarantees and any other documents required by this Revised Letter of Transmittal, must be delivered to the US Depositary at one of its addresses set forth herein.

   Aran ADS holders whose Aran ADRs are not immediately available or who cannot deliver their Aran ADRs and all other required documents to the US Depositary or complete the procedures for book-entry transfer on a timely basis may accept the Final Offer prior to the Final Offer having lapsed or expired with respect to their Aran ADSs by properly completing and duly executing the Revised Notice of Guaranteed Delivery or the Notice of Guaranteed Delivery accompanying the Original Offer Document pursuant to the guaranteed delivery procedures set out in "Acceptance Procedures for Holders of Aran ADSs--Guaranteed delivery procedures" in Part B of Appendix 1 to the Original Offer Document, as amended, as applicable, by the Final Offer Document. Pursuant to the guaranteed delivery procedures, such holder's acceptance of the Final Offer may nevertheless be effected if all of the following conditions are satisfied: (a) acceptance is made by or through an Eligible Institution; (b) a properly completed and duly executed Revised Notice of Guaranteed Delivery or the Notice of Guaranteed Delivery accompanying the Original Offer Document substantially in the form provided by ARCO Irish Holdings is received by the US Depositary, as provided for in the Final Offer Document, prior to the Final Offer having expired; and (c) the Aran ADRs evidencing the Aran ADSs in respect of which the Final Offer is being accepted (or, in the case of Aran ADSs held in book-entry form, timely confirmation of the book-entry transfer of such Aran ADSs into the US Depositary's account at a Book-Entry Transfer Facility as described in the Original Offer Document, as amended, as applicable, by the Final Offer Document) together with a properly completed and duly executed Revised Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by this Revised Letter of Transmittal, are received by the US Depositary within three trading days after the date of execution of such Revised Notice of Guaranteed Delivery or Notice of Guaranteed Delivery. For these purposes, a "trading day" is any day on which NASDAQ is open for business.

   THE REVISED NOTICE OF GUARANTEED DELIVERY OR THE NOTICE OF GUARANTEED DELIVERY ACCOMPANYING THE ORIGINAL OFFER DOCUMENT MAY BE DELIVERED BY HAND TO THE US DEPOSITARY OR TRANSMITTED BY FACSIMILE TRANSMISSION OR MAILED TO THE US DEPOSITARY AND MUST INCLUDE A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION IN THE FORM SET OUT IN SUCH REVISED NOTICE OF GUARANTEED DELIVERY OR NOTICE OF GUARANTEED DELIVERY. THE METHOD OF DELIVERY OF ARAN ADSs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF ARAN ADSs ACCEPTING THE FINAL OFFER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   RECEIPT OF A REVISED NOTICE OF GUARANTEED DELIVERY OR A NOTICE OF GUARANTEED DELIVERY ACCOMPANYING THE ORIGINAL OFFER DOCUMENT WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION. TO BE COUNTED TOWARDS SATISFACTION OF THIS CONDITION, PRIOR TO THE FINAL OFFER HAVING

EXPIRED, THE ARAN ADRs EVIDENCING ARAN ADSs REFERRED TO IN THE REVISED NOTICE OF GUARANTEED DELIVERY OR THE NOTICE OF GUARANTEED DELIVERY ACCOMPANYING THE ORIGINAL OFFER DOCUMENT MUST HAVE BEEN RECEIVED BY THE US DEPOSITARY OR, IN THE CASE OF ARAN ADSs HELD IN BOOK-ENTRY FORM, TIMELY CONFIRMATION OF A BOOK-ENTRY TRANSFER OF SUCH ARAN ADSs INTO THE US DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY PURSUANT TO THE PROCEDURES SET OUT IN THE ORIGINAL OFFER DOCUMENT, AS AMENDED, AS APPLICABLE, BY THE FINAL OFFER DOCUMENT, MUST HAVE BEEN RECEIVED BY THE US DEPOSITARY, IN EITHER CASE, TOGETHER WITH A DULY EXECUTED REVISED LETTER OF TRANSMITTAL OR THE LETTER OF TRANSMITTAL ACCOMPANYING THE ORIGINAL OFFER DOCUMENT (OR FACSIMILES THEREOF) WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS.

   No alternative, conditional or contingent acceptance will be accepted and no fractional Aran ADSs will be purchased. All Accepting ADS holders, by execution of this Revised Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Aran ADSs for payment.

   3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial numbers of the certificates and/or the number of Aran ADSs should be listed on a separate schedule attached hereto.

   4. PARTIAL ACCEPTANCES. If the Final Offer is to be accepted in respect of less than all of the Aran ADSs evidenced by any Aran ADRs delivered to the US Depositary herewith, fill in the number of Aran ADSs in respect of which the Final Offer is being accepted in the section entitled "Number of Accepting ADSs" under "Delivery of Accepting ADSs" in Box(es) 1, 2 and/or 3 above, as applicable. In such case, in the event of the Final Offer becoming unconditional, a new Aran ADR for the remainder of the Aran ADSs (in respect of which the Final Offer is not being accepted) represented by the old Aran ADR will be sent to the registered holder (or delivered to the person signing the Revised Letter of Transmittal or in accordance with such person's instructions as such person properly indicates thereon) as promptly as practicable following the date on which the Aran ADSs in respect of which the Final Offer has been accepted are purchased.

   The Final Offer will be deemed to have been accepted in respect of all Aran ADSs evidenced by Aran ADRs delivered to the US Depositary unless otherwise indicated. In the case of partial acceptances, Aran ADSs in respect of which the Final Offer was not accepted will not be reissued to a person other than the registered holder of the released Aran ADR.

   5. SIGNATURES ON REVISED LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Revised Letter of Transmittal is signed by the registered holder(s) of the Aran ADSs in respect of which the Final Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

   If any of the Aran ADSs in respect of which the Final Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Revised Letter of Transmittal.

   If any of the Aran ADSs in respect of which the Final Offer is being accepted are registered in different names on different Aran ADRs, it will be necessary to complete, sign and submit as many separate Revised Letters of Transmittal as there are different registrations of Aran ADRs.

   If this Revised Letter of Transmittal or any Aran ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to ARCO Irish Holdings of their authority so to act must be submitted.

   When this Revised Letter of Transmittal is signed by the registered holder(s) of the Aran ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such Aran ADRs or stock powers must be guaranteed by an Eligible Institution.

   If this Revised Letter of Transmittal is signed by a person other than the registered holder(s) of the Aran ADSs listed and transmitted hereby, the Aran ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the names(s) of the registered holder(s) appear(s) on the Aran ADRs evidencing such Aran ADSs. Signatures on such Aran ADRs or stock powers must be guaranteed by an Eligible Institution.

   6. STOCK TRANSFER TAXES. ARCO Irish Holdings will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of Aran ADSs pursuant to the Final Offer. If, however, payment of the purchase price is to be made to any persons other than the registered holder(s), or if Aran ADSs in respect of which the Final Offer is being accepted are registered in the name of any person other than the person(s) signing this

Revised Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payment on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Aran ADRs listed in this Revised Letter of Transmittal.

   7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price is to be issued in the name of a person other than the signer of this Revised Letter of Transmittal or if the check for the purchase price is to be sent and/or any Aran ADRs evidencing Aran ADSs in respect of which the Final Offer is not being accepted are to be returned to a person other than the signer of this Revised Letter of Transmittal or to an address other than that shown on the reverse, the Boxes labelled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Revised Letter of Transmittal should be completed.

   8. POUNDS STERLING OR IRISH POUNDS PAYMENT ELECTION. If the checks for the purchase price are to be issued in pounds sterling or Irish pounds, please check the appropriate Box marked either "Pounds Sterling Payment Election" or "Irish Pounds Payment Election". If you do not check either of such Boxes or you check the "Pounds Sterling Payment Election" Box, all Irish pound amounts payable pursuant to the Final Offer will be converted by the US Depositary into US dollars or pounds sterling (as appropriate) at the noon buying rate prevailing in London for transfers in Irish pounds on the latest practicable business day preceding the despatch of payment as certified by The Royal Bank of Scotland plc.

   9. WAIVER OF CONDITIONS. ARCO Irish Holdings reserves the absolute right in its sole discretion to waive any of the specified conditions of the Final Offer, in whole or in part, in the case of any Aran ADSs accepted to the extent permitted by applicable law and the rules of the City Code.

   10. 31% U.S. BACK-UP WITHHOLDING. In order to avoid "back-up withholding" of U.S. Federal income tax on any cash payment received upon the surrender of Aran ADSs pursuant to the Final Offer, an Aran ADS holder must, unless an exemption applies, provide the US Depositary with his correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on either this Revised Letter of Transmittal or the Letter of Transmittal accompanying the Original Offer Document and certify, under penalties of perjury, that such number is correct and that he is not subject to back-up withholding. If the correct TIN is not provided a $50 penalty may be imposed by the Internal Revenue Service and cash payments made in exchange for the surrendered Aran ADSs may be subject to back-up withholding of 31%.

   Back-up withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of persons subject to back-up withholding will be reduced by the amount of such tax withheld. If back-up withholding results in an overpayment of taxes, a refund may be applied for from the Internal Revenue Service.

   The TIN that is to be provided on the Substitute Form W-9 is that of the registered holder(s) of the Aran ADSs or of the last transferee appearing on the transfers attached to, or endorsed on, the Aran ADSs. The TIN for an individual is his social security number. The box in Part 2 of the Substitute Form W-9 may be checked, if the person surrendering the Aran ADSs has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the person surrendering the Aran ADSs must also complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that the box in Part 2 is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the US Depositary will withhold 31% on any cash payment of the purchase price for the Aran ADSs made prior to the time it is provided with a properly certified TIN.

   Exempt persons (including among others, corporations) are not subject to back-up withholding. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on Form W-8), signed under penalties of perjury, certifying such person's foreign status. Form W-8 can be obtained from the US Depositary. An Aran ADS holder should consult his tax advisor as to his qualification for an exemption from back-up withholding and the procedure for obtaining such exemption.

   For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

   11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Final Offer Document, this Revised Letter of Transmittal, the Revised Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the

US Depositary at the address and telephone number set forth above or the Irish Receiving Agent or the UK Receiving Agent at the appropriate address and telephone number set forth in the Final Offer Document.

   12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Aran ADR evidencing Aran ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Aran ADSs evidenced by such lost, destroyed or stolen Aran ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such Aran ADRs. This Revised Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Aran ADRs have been followed.

   13. HOLDERS OF ARAN SHARES NOT REPRESENTED BY ARAN ADSs. Holders of Aran shares have been sent a revised Form of Acceptance with the Final Offer Document and may not accept the Final Offer in respect of Aran shares pursuant to this Revised Letter of Transmittal except in so far as those shares are represented by Aran ADSs. If any holder of Aran shares which are not represented by Aran ADSs needs to obtain a copy of a revised Form of Acceptance, such holder should contact the Irish Receiving Agent or the UK Receiving Agent at the appropriate address and telephone number set forth in the Final Offer Document or the US Depositary at the address and telephone number set forth above. HOLDERS OF ARAN ADSs MUST USE A REVISED LETTER OF TRANSMITTAL OR A LETTER OF TRANSMITTAL ACCOMPANYING THE ORIGINAL OFFER DOCUMENT TO TENDER THEIR ARAN ADSs.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

--------------------------------------------------------------------------------
                    PART 1 - PLEASE PROVIDE YOUR TIN
                    IN THE BOX AT RIGHT AND CERTIFY
                    BY SIGNING AND DATING BELOW

                  -----------------------------------

                    CERTIFICATION - UNDER THE            Social Security Number
                    PENALTIES OF PERJURY, I CERTIFY      or Employer
                    THAT:                                Identification Number


                    1. The number shown on this form        _______________
                       is my correct taxpayer          _________________________
                       identification number (or I
                       am waiting for a number to be
                       issued to me), and
                    2. I am not subject to back-up
                       withholding because (a) I am
                       exempt from back-up
                       withholding or (b) I have not
                       been notified by the Internal
                       Revenue Service ("IRS") that
                       I am subject to back-up
                       withholding as a result of a
                       failure to report all
                       interest or dividends, or (c)
                       the IRS has notified me that
                       I am no longer subject to
                       back-up withholding.

                  -----------------------------------
                    Certification Instructions - you
                    must cross out item 2 above if
                    you have been notified by the
                    IRS that you are currently
                    subject to back-up withholding
                    because of underreporting
                    interest or dividends on your
                    tax return.

                    NAME ............................
SUBSTITUTE                     (Please Print)
Form W-9            ADDRESS .........................
Department of
the Treasury        .................................
Internal                     (include Zip Code)
Revenue Service

Payer's Request     SIGNATURE ......... DATE ........
Taxpayer for
Identification                                                    Part 2
Number (TIN)                                                [_] Awaiting TIN

-------------------------------------------------------------------------------

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 2
                            OF SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social
   Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 2 (and have completed this Certificate of Awaiting Taxpayer Identification
   Number), all reportable payments made to me prior to the time I provide the US Depositary with a properly certified taxpayer identification number will be subject to a 31% back-up withholding tax.

   Signature ..............................     Date ...................
--------------------------------------------------------------------------------

   NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY
         RESULT IN BACK-UP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
         CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS

                   The US Depositary for the Final Offer is:

                         First Chicago Trust Company of
                                    New York
                      Call: (800) 659-6111 (Toll Free) or
                                 (201) 324 0137

   Suite 4680                                                Suite 4660
   14 Wall Street                                         P.O. Box 2559
   Eighth Floor                                   Jersey City, NJ 07303
   New York, NY 10005

                 The US Dealer Manager for the Final Offer is:

                                Rothschild Inc.
                          1251 Avenue of The Americas
                                   51st Floor
                               New York, NY 10020
                      (212) 403-3611 within New York City
           (800) 753-5151 ext. 3611 (Toll Free) outside New York City

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